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                                                                      EXHIBIT 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement (No. 33-06404), Form S-8 Registration Statement (No. 33-26056), Form S-8 Registration Statement (No. 33-52355), Form S-8 Registration Statement (No. 33-47528), and Form S-8 Registration Statement (No. 333-49308).


                                                   /s/ ARTHUR ANDERSEN LLP
                                                   ---------------------------
                                                   ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 20, 2001